UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2015

SUPERIOR ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34037	75-2379388
(State or other jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)

1001 Louisiana Street, Suite 2900 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(713) 654-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 7, 2015, the Board of Directors (the “Board”) of Superior Energy Services, Inc. (the “Company”) elected Janiece M. Longoria to serve on the Board, effective immediately.

There are no arrangements or understandings pursuant to which Ms. Longoria was selected as a director. Ms. Longoria has not yet been appointed to any committees of the Board.

Ms. Longoria will be compensated under the compensation program currently in effect for the Company’s non-employee directors that has been described under the heading “Director Compensation” in the Company’s proxy statement filed with the Securities and Exchange Commission on April 17, 2015 and is incorporated herein by reference.

A press release announcing the election is furnished herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Superior Energy Services, Inc., dated October 7, 2015, announcing the election of Janiece M. Longoria as a director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.

By:	/s/ Robert S. Taylor
Robert S. Taylor
Executive Vice President, Treasurer and Chief Financial Officer

Dated: October 8, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Superior Energy Services, Inc., dated October 7, 2015, announcing the election of Janiece M. Longoria as a director.